                                                                    EXHIBIT 10.2

                OPTION TO PURCHASE PROMISSORY NOTE AND AGREEMENT

THIS  OPTION IS  NONTRANSFERABLE  OTHER THAN BY WILL OR THE LAWS OF DESCENT  AND
DISTRIBUTION  AND THE PROMISSORY  NOTE AND AGREEMENT  UNDERLYING THIS OPTION MAY
NOT BE OFFERED FOR SALE,  SOLD OR OTHERWISE  TRANSFERRED  EXCEPT  PURSUANT TO AN
EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 OR PURSUANT TO
AN EXEMPTION FROM  REGISTRATION  UNDER SUCH ACT, THE AVAILABILITY OF WHICH IS TO
BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

                             COGNIGEN NETWORKS, INC.
                OPTION TO PURCHASE PROMISSORY NOTE AND AGREEMENT

     COGNIGEN  NETWORKS,  INC.,  a  Colorado  corporation  that  is  hereinafter sometimes called "Company," for good and valuable consideration, the receipt and sufficiency  of which  hereby are  acknowledged,  irrevocably  grants unto DAVID
STONE AND HARRY GORLOVEZSKY,  hereinafter  collectively  called "Option Holder,"
the right to purchase the  Promissory  Note and Agreement  dated October 5, 2001
("Note")  from  American  Internet  Communications,  L.L.C.  ("AIC") to Stanford
Financial Group.

     1.  Exercise  Price.  The purchase  price  ("Exercise  Price") for the Note purchased pursuant to this Option is $77,500 which shall be paid in full in cash by wire transfer to the Company at the time of exercise.

     2. Exercise  Period and  Restrictions.  Unless sooner  terminated as herein provided,  this Option shall continue until 5:00 p.m.,  Pacific Time on June 10,
2003.

     3. Manner of  Exercise.  This Option may be  exercised in whole only at any time and from time to time upon  surrender  by the Option  Holder of this Option and by the delivery of written  notice to any officer or director of the Company other than the Option  Holder  together  with  payment in full,  in cash by wire transfer  to the Bank of  America,  San Louis  Obispo,  California,  ABA routing number ************ for credit to account number ********** or whichever account the Seller hereafter may designate in writing, in the name of Cognigen Networks,
Inc. The notice (i) shall state the election to exercise this Option, (ii) shall contain such  representations  and  agreements  concerning  the Option  Holder's investment  intent  with  respect to such Note being  purchased  pursuant to the exercise of this Option as shall be satisfactory to the Company's  counsel,  and
(iii) shall be signed by the Option Holder.

     4.  Representations  of Option Holder. The Option Holder, by the acceptance hereof. represents and acknowledges that because of Option Holder's relationship with the Company,  the Option Holder has available full  information  concerning the  Company's  affairs.  Further,  unless the Note is  covered  by a  currently effective  Registration  Statement  filed under the  Securities Act of 1933, the
Option Holder  agrees that before the Option Holder  purchases the Note pursuant to this Option,  the Option Holder will represent to the Company in writing that such Note is being purchased for purposes other than of  distribution,  that the
Note will  constitute  restricted  securities as defined in Rule 144 promulgated pursuant to the Securities Act of 1933, as amended, and the Option Holder agrees that the Note may be stamped with a legend substantially as follows:

     "The  securities  represented  by this  certificate  may not be offered for sale,  sold  or  otherwise  transferred  except  pursuant  to an  effective registration  statement  under the Securities  Act of 1933 (the "Act"),  or pursuant to an exemption from registration  under the Act, the availability of which is to be established to the satisfaction of the Company."

     5.  Amendments.  This Option may not be amended,  altered,  or  dicontinued
which would impair the rights of the Option  Holder under this Option unless the
Option   Holder   consents  in  writing  to  such   amendment,   alteration   or
discontinuation.

     6.  Governing  Law. This Option shall be construed in  accordance  with and governed by the laws of the state of Colorado.

       Dated: February 10, 2003

SEAL
                                     COGNIGEN NETWORKS, INC.,
ATTEST:                              a Colorado corporation

/s/ David L. Jackson                 By:  /s/ Darrell H. Hughes
David L. Jackson, Secretary               Darrell H. Hughes, President

AGREED TO BY OPTIONEES:

/s/ David Stone